Execution Version

AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 25th day of September, 2024 (the “First Amendment Effective Date”), by and among SHIMMICK CONSTRUCTION COMPANY, INC., a California corporation (“Shimmick”), RUST CONSTRUCTORS INC., a Delaware corporation, THE LEASING CORPORATION, a Nevada corporation, (collectively, the “Borrowers” and each individually, a “Borrower”), SHIMMICK CORPORATION (f/k/a SCCI National Holdings, Inc.), a Delaware corporation (“Holdings”), ALTER DOMUS (US) LLC, a Delaware limited liability company, as Agent, and the financial institutions or other entities parties hereto, each as a Lender.

RECITALS

A. Agent, Lenders, Borrowers and Holdings have entered into that certain Credit, Security and Guaranty Agreement, dated as of May 20, 2024 (the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. As of the date hereof, the Events of Default identified on Exhibit A hereto (collectively, the “Specified Events of Default”) have occurred and are continuing.

C. Borrowers and Holdings have requested, and Agent and all Lenders have agreed, to (i) consent to that certain Amendment No. 5 to MidCap Credit Facility, dated as of the First Amendment Effective Date, and (ii) amend certain provisions of the Existing Credit Agreement, in each case, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Borrowers and Holdings hereby agree as follows:

1.
Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Limited Waiver and Consent to Amendment No. 5 to the MidCap Credit Facility.
(a)
Subject to the satisfaction of the conditions set forth in Section 5 hereof, and in reliance on the representations and warranties contained in Section 4 below, the Agent and the Lenders hereby (i) consent to that certain Amendment No. 5 to the MidCap Credit Facility, dated as of the First Amendment Effective Date and in form and substance satisfactory to the Lenders, pursuant to Section 5.10 of the Credit Agreement, and (ii) conditionally waive, on a one-time basis, the Specified Events of Default.
(b)
The limited conditional waiver set forth in this Section 2 is effective solely to the extent set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any amendment, waiver or modification of any term or condition

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default (other than the Specified Events of Default) or other violation of any provisions of the Credit Agreement or any other Financing Documents; (d) constitute a waiver of any condition precedent under Section 7.2 of the Credit Agreement in respect of any advances of the Revolving Loans; (e) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit; or (f) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand. Neither Agent nor any Lender has waived (regardless of any delay in exercising such rights and remedies) any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Events of Default or otherwise) and, other than the Specified Events of Default solely to the extent expressly set forth herein, no Lender has agreed to waive any Events of Default forbear with respect to any of its rights or remedies concerning any Events of Default, that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.
(c)
Upon the occurrence of an Event of Default, Agent and Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Financing Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Events of Default. Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, the Agent and Lenders may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Revolving Loans or other extensions of credit under any or all of the Credit Agreement and other Financing Documents, (ii) charge interest on any or all of the Obligations at the Default Rate, effective from and after the date of the first Specified Event of Default to occur, (iii) commence any legal or other action to collect any or all of the Obligations from Borrowers, any other Credit Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, any other Financing Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.
3.
Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended as follows:
(a)
Section 1.1 of the Existing Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order therein:

“Excess Cash” means the amount by which (A) Credit Party Unrestricted Cash exceeds (B) $10,000,000.

“First Amendment” means that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, Holdings, Agent and the Lenders.

“First Amendment Effective Date” means September 25, 2024.

(b)
Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their respective entireties as follows:

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

“Financing Documents” means this Agreement, the First Amendment, the Intercreditor Agreement, any Notes, the Agent Fee Letter, the Security Documents, each Subordination Agreement and any other subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt is subordinated to all or any portion of the Obligations and all other documents, instruments and agreements related to the Obligations and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“First Lien Credit Facility” means (a) that certain Credit Security and Guaranty Agreement, dated as March 27, 2023 (as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time), by and among the Borrowers, as the borrower, certain guarantors party thereto from time to time, and the MidCap Agent, as agent, and the lenders from time to time party thereto (the “MidCap Credit Facility”) and (b) each other revolving credit facility that refunds, refinances or replaces such MidCap Credit Facility; provided, that, in each case of clauses (a) and (b), (i) the aggregate principal amount of commitments and other availability thereunder does not exceed $15,000,000 (the “First Lien Cap”), (ii) at no time shall any Person other than the Credit Parties provide guarantees or security (other than any guarantees or security granted under the MidCap Guaranty) for or otherwise be obligated in respect of the Debt and other obligations arising thereunder, (iii) such facility shall not differentiate among the lenders thereunder with respect to right of payment or priority of lien, (iv) the provisions of such facility shall not restrict any payments in respect of the Obligations under the Financing Documents in any manner or to any extent more burdensome than the restrictions contained in the MidCap Credit Facility as in effect on the date hereof, (v) the agent thereunder, on behalf of itself and each lender or other secured party thereunder, shall have executed and delivered the Intercreditor Agreement or a joinder to the Intercreditor Agreement and such other documents required pursuant to the terms hereof, (vi) the use of proceeds for such revolving credit facility shall be limited to general working capital in the ordinary course of business and (vii) to the extent any such facility contains any financial maintenance covenants, affirmative covenants, negative covenants or events of default that are not contained in the Financing Documents or that are more restrictive on the Credit Parties than the corresponding provisions in the Financing Documents, the Borrowers shall have offered to amend the Financing Documents to incorporate such more restrictive provisions (and shall have executed an amendment giving effect to such terms if so accepted by the Required Lenders) (this clause (vii), the “MFN Provision” and the amendment to the Financing Documents described herein, an “MFN Amendment”)).

“First Lien Loan” means the “Loans” as defined in the First Lien Credit Facility.

“Initial Interest Period” means the period beginning on the Closing Date to May 31, 2024. For the avoidance of doubt, interest due on May 31, 2024, will be all interest accrued on Revolving Loans outstanding during the period commencing on the Closing Date to May 31, 2024.

“MidCap 1L Loans” means any First Lien Loans borrowed under the MidCap Credit Facility after the First Amendment Effective Date.

“MidCap Amendment” means Amendment No. 3 to the First Lien Credit Facility, dated as of the Closing Date.

“MidCap Guaranty” means that certain Guaranty Agreement, dated as of the Closing Date, as amended by that certain Amendment No. 1 to Guaranty Agreement, dated as of the First Amendment Effective Date, by AECOM in favor of the MidCap Agent.

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

“MidCap Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, as amended by that certain Amendment No. 1 to Subordination Agreement, dated as of the First Amendment Effective Date, by and among the Agent, AECOM and MidCap Agent.

(c)
The second sentence of Section 2.1(b)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(i) Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed Revolving Loan Borrowing, such Notice of Borrowing to be delivered before 1:00 p.m. (Eastern time) three (3) Business Days prior to the date of such proposed borrowing.

(d)
Section 2.5(b) of the Existing Credit Agreement is hereby by inserting the following clause (v) immediately after clause (iv) thereto:

(v) If, in the case of any outstanding MidCap 1L Loans, on the fifth (5th) Business Day immediately succeeding any drawing in respect of such MidCap 1L Loans, (i) there are outstanding MidCap 1L Loans and (ii) the Credit Parties have not used such MidCap 1L Loans as specified in the most recent Approved Budget delivered in connection with the issuance of such MidCap 1L Loans, then, as of the end of such Business Day, the Borrowers shall, within two (2) Business Days, prepay such MidCap 1L Loans, which prepayment shall be in an amount equal to the lesser of (A) the amount of such MidCap 1L Loans that were not used as specified in the such Approved Budget and (B) the amount of outstanding MidCap 1L Loans; provided that if the date of such prepayment falls on the last Business Day of any fiscal quarter, then required date for such prepayment shall be moved to the next succeeding Business Day; provided however, if the Credit Parties failed to comply with Section 5.24 of this Agreement in connection with such drawing of MidCap 1L Loans, the Borrower shall immediately prepay such MidCap 1L Loans in an amount equal to the total amount of the applicable drawing of MidCap 1L Loans.

(e)
Section 2.5(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(f)
Notwithstanding anything to the contrary in this Section 2.5, and unless otherwise requested by the Special Committee and approved by the Required Lenders, until the MidCap Payoff Date, each mandatory prepayment of Loans required pursuant to this Section 2.5 shall be applied first to permanently prepay the outstanding Loans under the MidCap Credit Facility then, from and after the MidCap Payoff Date, shall be applied by the Borrower Representative as a mandatory prepayment hereunder in accordance with the relevant terms of this Section 2.5.
(g)
Article 5 of the Existing Credit Agreement is hereby amended by inserting adding the following Section 5.24 immediately after Section 5.23 therein:

Section 5.24 Borrowing of MidCap 1L Loans. No Credit Party shall make any request to the MidCap Agent or First Lien Lenders to (i) make a borrowing of MidCap 1L Loans unless and until all conditions contained in Section 7.2 of the MidCap Credit Facility have been satisfied in respect of such drawing or (ii) that the conditions contained in Section 7.2(j) of the MidCap Credit Facility be waived in connection with any request for a borrowing of MidCap 1L Loans under the MidCap Credit Facility.

(h)
Article 6 of the Existing Credit Agreement is hereby amended by replacing the references to “September 30, 2025” therein with “December 31, 2025”.

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

(i)
Section 7.2(g) of the Existing Credit Agreement is hereby amended by replacing the reference to “October 1, 2025” therein with “January 1, 2026”.
4.
Representations and Warranties; Reaffirmation of Security Interest; No Liens.
(a)
Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.
(b)
Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
(c)
Each Credit Party hereby confirms that as of the First Amendment Effective Date, no Liens exist other than Permitted Liens.
5.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent and the Lenders in their sole discretion:
(a)
Agent and the Lenders shall have received a copy of this Agreement, dated as of even date herewith, duly-executed by each Credit Party, Agent and the Lenders.
(b)
Agent and the Lenders shall have received a duly-executed copy of Amendment No. 1 to Guaranty, dated as of the date hereof, in form and substance satisfactory to Agent and the Lenders;
(c)
Agent and the Lenders shall have received a duly-executed copy of Amendment No. 1 to Subordination Agreement, dated as of the date hereof, in form an substance satisfactory to Agent and the Lenders;
(d)
The Credit Parties shall have delivered to Agent a duly executed copy of Amendment No. 5 to the MidCap Credit Facility, dated as of the date hereof, in form and substance satisfactory to the Lenders which shall include, at a minimum, the following as additional conditions to any drawing in respect of MidCap 1L Loans (which such conditions can only be waived with, inter alia, the prior written consent of the Required Lenders in their sole discretion): (i) receipt by Agent and the Lenders of a certificate of the Responsible Officer of the Borrower Representative (1) attaching the most recent Approved Budget, (2) certifying (x) that such drawing in respect of MidCap 1L Loans is necessary to comply with the most recent Approved Budget and shall be used as specified in such Approved Budget within five (5) Business Days immediately succeeding the date of such drawing in respect of MidCap 1L Loans, (y) to such Approved Budget’s preparation based on each Credit Party’s best estimate of such Credit Party’s future financial performance and that such assumptions are believed by the Borrower Representative to be fair and reasonable in light of then current business conditions and certifying that the uses of the proposed borrowing shall be in accordance with such Approved Budget, and (z) that immediately upon giving effect to the uses of the proposed borrowing on the date of borrowing thereof, that Excess Cash shall not exceed $5,000,000, which shall be certified by a Responsible Officer of the Borrower Representative

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

to the Agent and be accompanied by a reasonably detailed calculation of such Excess Cash in form and substance satisfactory to the Agent and the Lenders, (3) certifying to the approval of such Budget by the Special Committee, and (4) attaching a certification as to the current Borrowing Base (as defined in the First Lien Credit Agreement) at the time of such drawing in respect of MidCap 1L Loans, certifying (A) that the AECOM Letter of Credit (as defined in the First Lien Credit Facility) is in effect, (B) as to the undrawn amount of the AECOM Letter of Credit (as defined in the First Lien Credit Facility), and (C) that the Borrowing Base (as defined in the First Lien Credit Facility) is equal to such undrawn amount of the AECOM Letter of Credit (as defined in the First Lien Credit Facility);
(f)
Agent and the Lenders shall have received a certificate from an officer (or another authorized person) of each Borrower certifying as to (i) the names and signatures of each officer or authorized signatories of such Borrower authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the Organizational Documents (as defined in the Credit Agreement) of such Borrower attached to such certificate are complete and correct copies of such Organizational Documents as in effect on the date of such certification, (iii) the resolutions of such Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of such Borrower in each applicable jurisdiction, together with, if applicable, related tax certificates;
(g)
all representations and warranties of Credit Party contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(h)
prior to (except with respect to the Specified Events of Default) and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;
(i)
Credit Parties shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent and the Lenders may reasonably request; and
(j)
Payment of all fees, expenses and other amounts due and payable under this Agreement, including all reasonable and documented legal fees and expenses of Agent and Lenders.
6.
Costs and Fees. Credit Parties shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket (a) costs and fees of counsel and other advisors of the Lenders incurred in connection with the preparation, negotiation, execution and delivery of (i) this Agreement, (ii) Amendment No. 1 to Guaranty, (iii) Amendment No. 1 to Subordination Agreement and (iv) any related Financing Documents and (b) letter of credit and similar fees and other amounts that are incurred or reimbursable by AECOM in respect of the AECOM L/C (as defined in the MidCap Guaranty).
7.
Release.
(a)
In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Agreement, each Borrower and each other Credit Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

permitted by law, each Releasee from any and all claims, whether known or unknown, (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents, including this Agreement, the AECOM L/C (as defined in the MidCap Guaranty) or transactions contemplated thereby or any actions or omissions in connection therewith, and (ii) any aspect of the dealings or relationships between or among Borrowers and the other Credit Parties, on the one hand, and any or all of the Agent and Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by a Borrower or any other Credit Party of any Loans or financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any Loans or other financial accommodations. In entering into this Agreement, Borrowers and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and payment in full of the Obligations.
(b)
Each Borrower and each other Credit Party hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower, any other Credit Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Financing Documents, this Agreement or any other document executed and/or delivered in connection herewith or therewith. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Borrower and other Credit Party agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Agreement, the Credit Agreement, the other Financing Documents and the payment in full of the Obligations.
(c)
Each Borrower and each other Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 7(a) hereof. If a Borrower, any other Credit Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, Borrowers and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
8.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
9.
Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
10.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(c)
Governing Law. THIS AGREEMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.
(d)
WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; PROVIDED THAT

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

NOTHING CONTAINED IN THIS Section 10(d) SHALL LIMIT THE CREDIT PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN Section 11.6 OF THE CREDIT AGREEMENT TO THE EXTENT SUCH SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNITEE IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER; (iii) EACH PARTY HEREBY CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS sECTION 10(d).
(e)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.19 (Surety Rights) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(f)
Headings. Headings and captions used in this Agreement (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
(g)
Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Time of the Essence. Time is of the essence in Borrower’s and each other Credit Party’s performance under this Agreement and all other Financing Documents.
(j)
Successors/Assigns. This Agreement shall be binding upon and inure to the benefit of Credit Parties and Agent and each Lender and their respective successors and permitted assigns.

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

(k)
Agent. Each of the undersigned Lenders, by their execution of this Agreement, directs the Agent to execute this Agreement and the Amendment No. 1 to Subordination Agreement. In doing so, the Agent shall be entitled to all rights, benefits and protections set forth in the Credit Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Shimmick / Amendment No. 1 to Credit, Security and Guaranty Agreement

IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Agreement to be executed the day and year first above mentioned.

AGENT: ALTER DOMUS (US) LLC,

as Agent

By: ___________________________________
Name:
Title:

LENDERS: AECOM,

as Lender

By: __________________________________
Name:
Title:

BERKSHIRE HATHAWAY SPECIALITY INSURANCE COMPANY,

as Lender

By: __________________________________
Name:
Title:

[Signatures Continue on Following Page]

[Signature Page to Amendment No. 1 to Credit, Security and Guaranty Agreement]

BORROWERS: SHIMMICK CONSTRUCTION COMPANY, INC.

By: __________________________________

Name:

Title: __________________________________

RUST CONSTRUCTORS INC.

By: __________________________________

Name: __________________________________

Title: __________________________________

THE LEASING CORPORATION

By: __________________________________

Name: __________________________________

Title: __________________________________

[Signature Page to Amendment No. 1 to Credit, Security and Guaranty Agreement]

GUARANTORS: SHIMMICK CORPORATION

By: __________________________________

Name: __________________________________

Title: __________________________________

[Signature Page to Amendment No. 1 to Credit, Security and Guaranty Agreement]

EXHIBIT A

1. an Event of Default under Section 10.1(p) of the Credit Agreement as a result of a material breach or “Event of Default” under the First Lien Credit Facility due to any advances of First Lien Loans to the Credit Parties when the Credit Parties’ Leverage Ratio (as defined in the First Lien Credit Facility) constituted a breach of Section 7.2(i) of the First Lien Credit Facility.

2. the failure of any representation or warranty made following the date of the first Event of Default described above through but excluding the date hereof to be true and correct as a result of the occurrence of the foregoing.